SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


                        May 18, 1999 (May 16, 1999)
              ________________________________________________
              Date of report (Date of earliest event reported)


                          All Star Gas Corporation
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


    Missouri               1-11393                43-1494323
 ______________     _____________________      __________________
 (State of          (Commission File No.)      (IRS Employer
 Incorporation)                                Identification No.)


                                P.O. Box 303
                         119 West Commercial Street
                          Lebanon, Missouri  65536
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)


                               (417) 532-3103
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



 Item 5.   Other Events.

           A copy of the press release issued by All Star Gas Corporation on May 18, 1999 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.

      (c)  Exhibits

           99.1                Press Release issued by the Company on May
                               18, 1999



                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  May 18, 1999

                              ALL STAR GAS CORPORATION


                              By: /s/ Valeria Schall
                                  -------------------------
                              Name:  Valeria Schall
                              Title: Executive Vice President


                                  EXHIBIT INDEX

 Exhibit No.              Description

 99.1                     Press Release issued by the Company on May 18,
                          1999